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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     001-03876               75-1056913
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     100 CRESCENT COURT,                                        75201-6927
          SUITE 1600                                            (Zip code)
        DALLAS, TEXAS
    (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 8.  CHANGE IN FISCAL YEAR.

         On July 30, 2003, Holly Corporation (the "Company"), by action of the Executive Committee of the Board of Directors, determined to change its fiscal year from a July 31 fiscal year-end to a December 31 fiscal year-end. As required by Rule 13a-10 under the Securities Exchange Act of 1934, the Company will file a report on Form 10-Q covering the transition period from August 1, 2002 through December 31, 2002 within 45 days from July 30, 2003. The next periodic report that the Company will be required to file with the Securities and Exchange Commission will be its quarterly report on Form 10-Q for the nine months ending September 30, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HOLLY CORPORATION

                                  By: /s/ Stephen J. McDonnell
                                      ------------------------------------------
                                      Stephen J. McDonnell
                                      Vice President and Chief Financial Officer

Date: July 30, 2003